                            SCIOTO INVESTMENT COMPANY
                                 COLUMBUS, OHIO


                                  ANNUAL REPORT








                                   YEAR ENDED
                                DECEMBER 31, 1999

                            SCIOTO INVESTMENT COMPANY
              c/o 4561 Lanes End Street, Columbus, Ohio 43220-4254
--------------------------------------------------------------------------------
                                   Directors:


   Stephen Kellough           Marilyn B. Kellough            Donald C. Fanta
   Kent. K. Rinker              John Josephson                Paul D. Trott


                                    Officers:

                    Stephen Kellough, President and Treasurer
                Marilyn B. Kellough, Vice President and Secretary

  Transfer Agent and Registrar for Scioto Investment Company's Class A Common
     Stock: National City Bank, Stock Transfer Department, Corporate Trust Operations, 4100 West 150th Street, 3rd Floor, Cleveland, Ohio 44135-1385


 U.S. Average Annual
Inflation Rate, Based
  upon the Consumer
Price Index, as a Per
Cent for Each Year
------------------------
1976                 4.8
------------------------
1977                 6.8
------------------------
1978                 9.0
------------------------
1979                13.3
------------------------
1980                12.4
------------------------
1981                 8.9
------------------------                                                               Class A Common Stock
1982                 3.8                        Weighted Average                    Market Price per Share, in
------------------------                      Maturity Term of the                    Dollars, at December 31
1983                 3.8                         Company's Bond                    ----------------------------
------------------------                     Portfolio, in Years, at
1984                 3.9                           December 31                      Bid
------------------------                     -----------------------               -----
1985                 3.8                               7.1                          7.00
----------------------------------------------------------------------------------------
1986                 1.1                               7.0                          7.50
----------------------------------------------------------------------------------------
1987                 4.4                               6.2                          7.50
----------------------------------------------------------------------------------------
1988                 4.4                               6.0                          8.20
----------------------------------------------------------------------------------------
1989                 4.6                               3.8                          9.00                  Asked
----------------------------------------------------------------------------------------                  -----
1990                 6.1                               3.3                         12.00
----------------------------------------------------------------------------------------
1991                 3.1                               3.0                         12.00                   15.00
----------------------------------------------------------------------------------------------------------------
1992                 2.9                               2.8                         11.50                   14.50
----------------------------------------------------------------------------------------------------------------
1993                 2.7                               2.0                         11.00                   15.00
----------------------------------------------------------------------------------------------------------------
1994                 2.7                               1.4                         12.00                   14.00
----------------------------------------------------------------------------------------------------------------
1995                 2.5                               1.4                         11.50                   14.00
----------------------------------------------------------------------------------------------------------------
1996                 3.0                               2.0                          8.00
----------------------------------------------------------------------------------------------------------------
1997                 1.7                               1.4
----------------------------------------------------------------------------------------------------------------
1998                 1.6                               3.5
----------------------------------------------------------------------------------------------------------------
1999
----------------------------------------------------------------------------------------------------------------

                            SCIOTO INVESTMENT COMPANY
                            c/o 4561 LANES END STREET
                            COLUMBUS, OHIO 43220-4254


Dear Fellow Shareholders:

         For 1999, Scioto Investment Company earned net investment income of $0.45 per share, down from $0.53 per share for 1998. The Company distributed dividends of $0.44 per share in 1999 compared to dividends of $0.53 per share in 1998. Net asset value per share decreased by $0.37 to $16.70 at December 31, 1999 from $17.07 at December 31, 1998. Unrealized depreciation of investments was $0.38 per share in 1999 versus unrealized appreciation of $0.03 per share in 1998. A financial highlights summary of the per share data for the last five years is included in Note 2 to the financial statements.

         Scioto Investment Company invests principally in state and municipal bonds, all within Ohio, which are exempt from federal income tax (and which are also exempt from the Ohio and local income taxes of Ohio residents). Normally the bonds when purchased are rated "A" or better by Moody's Investors Service, Inc. before the effect of insurance coverage, if any. The Company's investment portfolio as of December 31, 1999 and 1998 is as shown on the schedules of investments at pages 8 and 9 of this report.

         Since 1976, Scioto Investment Company has qualified as both a regulated investment company under the Internal Revenue Code and a non-diversified closed-end management company under the Investment Company Act of 1940. Since it is expected that the Company will again so qualify in calendar year 2000, it is expected that substantially all of Scioto Investment Company's 2000 net investment income will be distributed to shareholders as quarterly federal income tax-exempt interest dividends in 2000.



                                   Sincerely,

                                     SCIOTO INVESTMENT COMPANY




                                     by Stephen Kellough, Chairman,
                                     President, CEO, and Treasurer, May 3, 2000

DELOITTE &
  TOUCHE LOGO         Deloitte & Touche LLP            Telephone: (614) 221-1000
                      155 East Broad Street            Facsimile: (614) 229-4647
                      Columbus, Ohio 43215-3611


INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholders of Scioto Investment Company:

We have audited the accompanying statements of assets and liabilities of Scioto Investment Company, including the schedules of investments, as of December 31, 1999 and 1998, and the related statements of operations and of changes in net assets, and the financial highlights for each of the five years in the period ended December 31, 1999. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation by correspondence with the custodian of securities owned at December 31, 1999 and 1998. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scioto Investment Company at December 31, 1999 and 1998, and the results of its operations, the changes in its net assets, and the financial highlights for each of the five years in the period ended December 31, 1999 in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

February 18, 2000

SCIOTO INVESTMENT COMPANY

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999 AND 1998
------------------------------------------------------------------------------------------------------------------------
                                                                                              1999               1998
ASSETS:
  Investments in money market funds and securities - at quoted market value
    (amortized cost, 1999 - $7,583,929; 1998 - $7,548,716)
    (see accompanying schedules)                                                           $7,447,958        $7,582,830
  Interest receivable                                                                          38,250            43,653
  Cash                                                                                            673            27,579
  Prepaid expenses                                                                                583               584
                                                                                           ----------        ----------

            Total assets                                                                    7,487,464         7,654,646
                                                                                           ----------        ----------

LIABILITIES:
  Accrued expenses - professional and transfer agent fees                                       8,724             7,128
                                                                                           ----------        ----------

            Total liabilities                                                                   8,724             7,128
                                                                                           ==========        ==========


NET ASSETS (net asset value per common share based on 447,950 common shares
  outstanding, 1999 - $16.70; 1998 - $17.07)                                               $7,478,740        $7,647,518
                                                                                           ==========        ==========


See notes to financial statements.

SCIOTO INVESTMENT COMPANY

SCHEDULES OF INVESTMENTS
DECEMBER 31, 1999 AND 1998
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   DECEMBER 31, 1999
                                             ---------------------------------------------------------------------------------------
                                                 MOODY'S
                                                INVESTORS                     YIELD TO
                                               SERVICE, INC.     MOODY'S      MATURITY
                                               BOND RATING      INVESTORS    (BASED ON                                       ANNUAL
                                                  BEFORE      SERVICE, INC.    QUOTED     COUPON                             COUPON
NAME OF ISSUER AND                              INSURANCE      BOND RATING     MARKET    INTEREST    DUE      PRINCIPAL     INTEREST
  TITLE OF ISSUE                               (UNAUDITED)     (UNAUDITED)     VALUE)      RATE     DATE       AMOUNT        INCOME
UNAFFILIATED MONEY MARKET FUNDS:
  Cardinal Government Securities Trust                                          5.05%      5.05%    Demand   $       156    $      8
  Cardinal Tax-Exempt Money Fund                                                3.01%      3.01%    Demand     1,486,020      44,729
                                                                                                              ----------    --------


           Total unaffiliated money market funds                                                               1,486,176      44,737
                                                                                                              ----------    --------

UNAFFILIATED MUNICIPAL BONDS:
  Clermont County, Ohio Hospital FACS-B              Aaa            Aa3         4.83      4.850     9/1/00       300,000      14,550
  Napoleon, Ohio CSD                                 NR             NR          4.15      4.150    12/1/00       100,000       4,150
  Dublin, Ohio CSD                                   Aaa            A1          5.19      5.250    12/1/00       150,000       7,875
  Dublin, Ohio Local School District (LSD)           Aaa            A1          6.93      7.125    12/1/00       200,000      14,250
  Liberty, Ohio                                      Aaa            NR          4.14      4.150    12/1/00       100,000       4,150
  Delaware County, Ohio Sewer Dist.                  Aaa            Aa3         3.32      3.300    12/1/00       340,000 (1)  11,220
  Montgomery County, Ohio Beaver Creek Sewer         Aaa            NR          4.86      4.900     9/1/01       200,000       9,800
  Cleveland, Ohio                                    Aaa            A1          3.75      3.700    10/1/01       650,000      24,050
  Big Walnut, Ohio LSD                               Aaa            NR          4.21      4.200    12/1/01       100,000       4,200
  Akron, Ohio Sewer Systems                          Aaa            NR          4.03      4.000    12/1/01       200,000       8,000
  Dayton, Ohio G/O FGIC                              Aaa            A2          3.66      3.600    12/1/01       300,000      10,800
  Dayton, Ohio G/O FGIC                              Aaa            A2          3.76      3.650    12/1/02       400,000      14,600
  Wooster, Ohio CSD                                  NR             NR          4.33      4.300    12/1/02       100,000       4,300
  Columbus, Ohio Mun. Arpt.                          Aaa            A2          4.54      4.500     1/1/03       200,000       9,000
  Ohio State PUB FACS Commn.                         NR             Aa2         4.53      4.500    12/1/03       300,000      13,500
  Hamilton County, Ohio Waste Water System           NR             NR          4.41      4.300   10/15/04       200,000       8,600
  Barberton, Ohio CSD                                Aaa            A3          4.45      4.350    11/1/04       300,000      13,050
  Hamilton County, Ohio Sewer System                 Aaa            Aa3         6.12      6.400    12/1/05       125,000       8,000
  University of Cincinnati, Ohio                     Aaa            A1          4.54      4.400    12/1/05       400,000      17,600
  Ohio State PUB FACS Commn. Higher                  Aaa            Aa2         4.31      4.000     6/1/06       300,000      12,000
  Ohio State PUB FACS Commn. Higher                  Aaa            Aa2         4.45      4.100     6/1/07       200,000       8,200
  Ohio State PUB FACS Commn. Higher                  NR             Aa2         5.09      5.000    12/1/09       900,000 (1)  45,000
  Columbus, Ohio RFDG-C                                                                   4.550    9/15/99               (2)
  Findlay, Ohio Water REV RFDG                                                            4.400    11/1/99               (2)
  Hilliard, Ohio City School District (CSD)
    Series A                                                                              4.000    12/1/99               (2)
  Big Walnut, Ohio LSD                                                                    4.000    12/1/99               (2)
  Toledo, Ohio SER-A RFDG                                                                 4.100    12/1/99               (2)
  Youngstown, Ohio                                                                        7.000    12/1/99               (2)
                                                                                                               ---------    --------
          Total unaffiliated municipal bonds                                                                   6,065,000     266,895
                                                                                                               ---------    --------
TOTAL                                                                                                         $7,551,176    $311,632
                                                                                                              ==========    ========

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   DECEMBER 31, 1998
                                            ----------------------------------------------------------------------------------------

                                                                     % OF TOTAL                                           % OF TOTAL
                                                                      PORTFOLIO                                            PORTFOLIO
                                                                      (BASED ON                                            (BASED ON
                                                             QUOTED    QUOTED                                   QUOTED      QUOTED
NAME OF ISSUER AND                              AMORTIZED    MARKET    MARKET     PRINCIPAL     AMORTIZED       MARKET      MARKET
  TITLE OF ISSUE                                  COST       VALUE     VALUE)       AMOUNT         COST          VALUE      VALUE)
UNAFFILIATED MONEY MARKET FUNDS:
  Cardinal Government Securities Trust         $      156  $      156             $      149    $      149     $      149
  Cardinal Tax-Exempt Money Fund                1,486,020   1,486,020    19.95%    1,336,367     1,336,367      1,336,367     17.63%
                                               ----------  ----------  -------    ----------    ----------     ----------    ------


        Total unaffiliated money market funds   1,486,176   1,486,176    19.95     1,336,516     1,336,516      1,336,516     17.63
                                               ----------  ----------   ------    ----------    ----------     ----------    ------

UNAFFILIATED MUNICIPAL BONDS:
  Clermont County, Ohio Hospital FACS-B           301,280     301,218     4.04       300,000       303,200        306,573      4.04
  Napoleon, Ohio CSD                              100,000      99,953     1.34       100,000       100,000        101,406      1.34
  Dublin, Ohio CSD                                151,572     151,547     2.03       150,000       153,288        155,131      2.04
  Dublin, Ohio Local School District (LSD)        204,886     205,384     2.76       200,000       210,216        213,468      2.82
  Liberty, Ohio                                   100,000     100,047     1.34       100,000       100,000        101,391      1.34
  Delaware County, Ohio Sewer Dist.               340,292     337,103     4.52
  Montgomery County, Ohio Beaver Creek Sewer      204,133     201,432     2.71       200,000       206,945        206,610      2.73
  Cleveland, Ohio                                 653,792     639,951     8.59       650,000       655,987        651,157      8.58
  Big Walnut, Ohio LSD                            100,000      99,541     1.34       100,000       100,000        101,798      1.34
  Akron, Ohio Sewer Systems                       200,000     198,256     2.66       200,000       200,000        202,196      2.66
  Dayton, Ohio G/O FGIC                           300,493     294,549     3.96       300,000       300,000        300,324      3.96
  Dayton, Ohio G/O FGIC                           400,745     387,352     5.20       400,000       400,000        399,268      5.26
  Wooster, Ohio CSD                               102,028      99,094     1.34       100,000       102,724        102,015      1.35
  Columbus, Ohio Mun. Arpt.                       201,066     197,844     2.66       200,000       201,421        203,816      2.69
  Ohio State PUB FACS Commn.                      309,071     297,567     4.00       300,000       311,387        308,796      4.07
  Hamilton County, Ohio Waste Water System        200,000     194,682     2.61       200,000       200,000        203,666      2.69
  Barberton, Ohio CSD                             300,000     292,812     3.93       300,000       300,000        306,282      4.04
  Hamilton County, Ohio Sewer System              129,082     130,530     1.75       125,000       131,963        135,225      1.78
  University of Cincinnati, Ohio                  402,239     386,900     5.20       400,000       402,617        407,736      5.38
  Ohio State PUB FACS Commn. Higher               300,000     277,911     3.73       300,000       300,000        297,522      3.92
  Ohio State PUB FACS Commn. Higher               201,242     184,012     2.47       200,000       201,410        198,728      2.62
  Ohio State PUB FACS Commn. Higher               895,832     884,097    11.87
  Columbus, Ohio RFDG-C                                                              300,000       301,085        303,276      4.00
  Findlay, Ohio Water REV RFDG                                                       125,000       125,396        126,443      1.67
  Hilliard, Ohio City School District (CSD)
     Series A                                                                        300,000       300,000        302,712      3.99
  Big Walnut, Ohio LSD                                                               100,000       100,000        100,867      1.33
  Toledo, Ohio SER-A RFDG                                                            300,000       300,000        302,964      4.00
  Youngstown, Ohio                                                                   200,000       204,561        206,944      2.73
                                               ----------  ----------   ------    ----------    ----------     ----------    ------
        Total unaffiliated municipal bonds      6,097,753   5,961,782    80.05     6,150,000     6,212,200      6,246,314     82.37
                                               ----------  ----------   ------    ----------    ----------     ----------    ------
TOTAL                                          $7,583,929  $7,447,958   100.00%   $7,486,516    $7,548,716     $7,582,830    100.00%
                                               ==========  ==========   ======    ==========    ==========     ==========    ======

Ratings shown have not been audited by Deloitte & Touche LLP.

(1) Total principal amount of 1999 purchases - $1,240,000.
(2) Total principal amount of 1999 maturities - $1,325,000.

See notes to financial statements.

SCIOTO INVESTMENT COMPANY

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 1999, 1998, 1997, 1996, AND 1995
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                      -----------------------------------------------------------
                                                                          1999      1998           1997        1996        1995
INVESTMENT INCOME:
  Nontaxable interest (net of bond premium amortization and discount accretion,
    1999 - $27,088; 1998 - $26,421;
    1997 - $30,280; 1996 - $21,513; 1995 - $43,899) (Note 1)           $ 280,559   $303,234     $311,905     $319,450   $332,004
  Taxable interest                                                                        2            6            6          6
                                                                       ---------   --------     --------     --------   --------

           Total investment income                                       280,559    303,236      311,911      319,456    332,010
                                                                       ---------   --------     --------     --------   --------

OPERATING EXPENSES:
  Professional services:
    Accounting and bookkeeping                                            18,320     16,775       17,840       16,245     16,550
    Audit and tax                                                         23,582     17,793       13,479       14,800     13,250
    Legal                                                                 16,149     13,010       20,411       11,101     18,139
  Transfer agent fees                                                      8,428      4,705        7,352        7,135      6,207
  Directors' fees                                                         11,750      9,000        9,500        8,500      8,000
  Miscellaneous                                                            5,225      4,285        4,863        3,631      2,514
                                                                       ---------   --------     --------     --------   --------

           Total operating expenses                                       83,454     65,568       73,445       61,412     64,660
                                                                       ---------   --------     --------     --------   --------

INVESTMENT INCOME - NET                                                  197,105    237,668      238,466      258,044    267,350
                                                                       ---------   --------     --------     --------   --------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS -
  Unrealized appreciation (depreciation) of investments                 (168,785)    13,298       (1,132)     (22,324)    65,933
                                                                       ---------   --------     --------     --------   --------

           Net gain (loss) on investments                               (168,785)    13,298       (1,132)     (22,324)    65,933
                                                                       ---------   --------     --------     --------   --------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $  28,320   $250,966     $237,334     $235,720   $333,283
                                                                       =========   ========     ========     ========   ========


See notes to financial statements.

SCIOTO INVESTMENT COMPANY


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999, 1998, 1997, 1996, AND 1995
------------------------------------------------------------------------------------------------------------------------------------

                                                                                         YEAR ENDED DECEMBER 31,
                                                                      --------------------------------------------------------------
                                                                          1999        1998       1997           1996         1995
INCREASE IN NET ASSETS:
  Operations:
    Investments income - net                                          $  197,105   $  237,668  $  238,466   $  258,044   $  267,350
    Realized and unrealized appreciation (depreciation)
      of investments                                                    (168,785)      13,298      (1,132)     (22,324)      65,933
                                                                      ----------   ----------  ----------   ----------   ----------

            Net increase in net assets resulting from operations          28,320      250,966     237,334      235,720      333,283

DIVIDENDS TO SHAREHOLDERS FROM INVESTMENT
   INCOME - Net                                                         (197,098)    (234,726)   (236,518)    (258,019)    (261,603)
                                                                      ----------   ----------  ----------   ----------   ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                 (168,778)      16,240         816      (22,299)      71,680

NET ASSETS AT BEGINNING OF YEAR                                        7,647,518    7,631,278   7,630,462    7,652,761    7,581,081
                                                                      ----------   ----------  ----------   ----------   ----------


NET ASSETS AT END OF YEAR (Including undistributed
  net investment income, 1999 - $190,069;
  1998 - $190,062; 1997 - $187,120; 1996 - $185,172;
  1995 - $185,147)                                                    $7,478,740   $7,647,518  $7,631,278   $7,630,462   $7,652,761
                                                                      ==========   ==========  ==========   ==========   ==========


See notes to financial statements.

SCIOTO INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1999, 1998, 1997, 1996 AND 1995
--------------------------------------------------------------------------------

1.    ACCOUNTING POLICIES

      ORGANIZATION - The Company was incorporated in 1933 in Ohio. In September 1976 the Company registered under the Investment Company Act of 1940 and presently operates as a non-diversified, closed-end management company. See Note 3 regarding sale of Company assets on August 30, 1976, change of business and name.

      SECURITY VALUATION - Investments in municipal bonds are stated at the bid price as of the end of the year. The bid price (used to determine quoted market value in the accompanying schedule of investments) is determined from written quotations received from a reputable broker. Investments in money market funds are stated at cost which equals market value. At December 31, 1999, unrealized depreciation of investments of $135,971 consisted of $1,993 of unrealized gains and $137,964 of unrealized losses. Cost of investments is the same for Federal income tax purposes.

      SECURITY TRANSACTIONS - Security transactions are accounted for on the trade date. Purchases and sales (including maturities) of investments, excluding money market funds, for the year ended December 31, 1999 were $1,240,000 and $1,325,000, respectively. Cost of securities sold is determined using the identified amortized cost basis.

      USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      FEDERAL INCOME TAX - The Company's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, principally Sections 851 and 852 of Subchapter M, and to annually distribute substantially all of its investment income to its shareholders; accordingly, no Federal income tax provision is required on net investment income. Realized capital gains are subject to Federal income tax at regular corporate capital gains tax rates. Realized capital losses can only be used to offset capital gains.

      The Tax Reform Act of 1984 permits certain regulated investment companies to be personal holding companies as defined in Section 542 of the Internal Revenue Code. The Company will be able to retain regulated investment company status for Federal income tax purposes even if it is a personal holding company. As a personal holding company, the Company is permitted to invest in taxable investments. If, at the close of each quarter of its taxable year, at least 50 percent of the value of the total assets of the Company consist of tax exempt obligations, a pro-rata portion of the Company's distributions will qualify as exempt interest dividends.

      INCOME AND EXPENSE RECOGNITION - Interest income and related expenses are recognized on the accrual basis. Amortization of bond premiums and accretion of bond discounts, calculated by the straight-line method, are charged or credited against interest income over the term of the bond.

2.    FINANCIAL HIGHLIGHTS

      Selected data for each of the 447,950 common shares of Scioto Investment Company outstanding for each of the five years in the period ended December 31, 1999 is as follows:

PER SHARE DATA:                                        1999             1998            1997            1996          1995
Net asset value at
  beginning of year                                   $17.07           $17.04          $17.03          $17.08        $16.92
Income from investment
  operations:
  Investment income (bond interest)                     0.63             0.68            0.69            0.71          0.74
  Operating expenses                                   (0.18)           (0.15)          (0.16)          (0.13)        (0.15)
                                                      ------           ------          ------          ------        ------
  Investment income - net                               0.45             0.53            0.53            0.58          0.59
Unrealized and realized gain
  (loss) on investments                                (0.38)            0.03             .00           (0.05)         0.15
                                                      ------           ------          ------          ------        ------
        Total from investment
          operations                                    0.07             0.56            0.53            0.53          0.74
                                                      ------           ------          ------          ------        ------
Distributions of investment
  income - net (dividends)                             (0.44)           (0.53)          (0.52)          (0.58)        (0.58)
                                                      ------           ------          ------          ------        ------

Net asset value at end of year                        $16.70           $17.07          $17.04          $17.03        $17.08
                                                      ======           ======          ======          ======        ======

Total return (aggregate)                                0.37%            3.29%           3.11%           3.08%         4.40%



RATIOS TO AVERAGE
  NET ASSETS:                          1999              1998                 1997               1996                  1995
Operating expenses                       1.12%              0.86%               0.96%               0.80%                0.85%
Investment income - net                  2.64%              3.11%               3.13%               3.38%                3.51%

SUPPLEMENTAL DATA:

Net assets at end
  of year                          $7,478,740         $7,647,518          $7,631,278          $7,630,462            $7,652,761

Number of shares
  outstanding at end
  of year                             447,950            447,950             447,950             447,950               447,950

Portfolio turnover rate                 19.60%             52.86%              16.97%              50.96%                27.71%


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


3.    SALE OF COMPANY ASSETS, CHANGES IN BUSINESS, AND LEASE LIABILITIES
      UNDERTAKING

      Prior to August 30, 1976, the Company operated a chain of 54 supermarkets and 12 discount department stores in Ohio, West Virginia, and Kentucky in leased premises. On June 30, 1976, the Company and each of its subsidiaries (the "Company") entered into an Agreement of Sale, pursuant to which substantially all of the assets of the Company were sold for $33.00 per Class A and Class B common share cash and assumption of all of the liabilities of the Company, however, the Company remains contingently liable for non-cancelable leases entered into previously that are still in effect. The Company would only be required to make payments under these leases in the event of non-payment of rent by the existing tenant, The Penn Traffic Company ("Penn" a Delaware Corporation, Federal ID #25-0716800, which acquired the Big Bear Stores Company, a Delaware Corporation, Federal ID #31-0888208), during an existing exercised option period.

      Subsequent to the sale consummation on August 30, 1976, the Company's subsidiaries were liquidated and merged into the Company, and the Company's name was changed from Big Bear Stores Company, an Ohio corporation, to Scioto Investment Company, an Ohio corporation (Federal ID #31-4128470).

      As indicated above, the Company remains contingently liable for non-cancelable leases entered into prior to the date of sale of substantially all of the assets of the Company on August 30, 1976. At December 31, 1999, the remaining minimum future lease rental commitments during the non-cancelable lease terms are approximately $2,940,000 ($3,400,000 at December 31, 1998) and the total of the non-cancelable leases plus total option periods minimum future lease rental commitments are approximately $13,840,000 ($16,920,000 at December 31, 1998), before considering any offsetting rental income the Company might receive if the Company subsequently directly leases the property to other parties. These non-cancelable leases require approximately $770,000 ($1,040,000 at December 31, 1998) in annual minimum rentals at December 31, 1999.

      In December 1998 Penn defaulted on its debt obligations. Subsequently, Penn reached an agreement with its creditors and implemented the restructuring plan. Based upon the current circumstances and available information, no losses have been recorded by the Company or any claims submitted to the Company. Penn Traffic filed a Chapter 11 bankruptcy petition in U.S. Bankruptcy Court in Delaware on March 1, 1999 and completed the process emerging from Chapter 11 on June 29, 1999. Penn Traffic's Chapter 11 restructuring enabled it to cancel $1.13 billion of debt in exchange for: $100 million of new senior notes; new shares of common stock; and, warrants to purchase common stock. None of the leases as to which the Company could have any contingent liability were rejected in the Chapter 11 reorganization.

4.    COMMON SHARES

      The status of common shares, stated value of $66 per share, at December 31, 1999 follows:

                              PAR              SHARES
      TITLE                  VALUE           AUTHORIZED          OUTSTANDING

      Class A              $.0066-2/3         4,000,000            108,800
      Class B              $.0066-2/3         1,000,000            339,150


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

      On July 29, 1981, the shareholders approved a 25 for 1 reverse stock split (this adjusted the post reverse split June 30, 1976 equivalent purchase price to $825 per share) which was effective August 3, 1981 and fractioned shares were purchased (total of $119,950) by the Company at the rate of $23.30 per pre-reverse split share based on the June 30, 1981 book value per share.

      On December 13, 1989, the shareholders approved an amendment to the Articles of Incorporation to increase the authorized number, and reduce the par value, of the Company's common shares and to eliminate provisions relating to the authorization of prior preferred stock and preferred stock. A 50-for-1 stock split, effective on December 14, 1989 (this adjusted the post split June 30, 1976 equivalent purchase price to $16.50 per share), was approved by the shareholders. Each share of Class A stock is entitled to one vote and each share of Class B stock is entitled to ten votes.

                                     ******


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